UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 13, 2017

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2017 annual meeting of stockholders of Genworth Financial, Inc. (“Genworth”), held on December 13, 2017, the holders of Genworth’s Class A Common Stock entitled to vote at the meeting (1) elected all ten of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of Genworth’s named executive officers, (3) approved, on an advisory basis, the frequency of the advisory vote on Genworth’s executive officers compensation, (4) re-approved the material terms of performance goals for qualified performance-based awards under the 2012 Genworth Financial, Inc. Omnibus Incentive Plan and (5) ratified the selection of KPMG LLP as Genworth’s independent registered public accounting firm for 2017.

The final voting results were as follows:

Proposal 1

Election of directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
William H. Bolinder	300,346,717	9,657,413	1,902,190	105,466,362
G. Kent Conrad	300,828,726	9,288,758	1,788,836	105,466,362
Melina E. Higgins	289,008,122	21,129,488	1,768,710	105,466,362
Thomas J. McInerney	300,044,080	10,116,579	1,745,661	105,466,362
David M. Moffett	299,206,416	10,942,170	1,757,734	105,466,362
Thomas E. Moloney	300,736,789	9,378,200	1,791,331	105,466,362
James A. Parke	298,180,347	11,967,818	1,758,155	105,466,362
Debra J. Perry	300,098,913	10,051,698	1,755,709	105,466,362
Robert P. Restrepo Jr.	300,677,315	9,444,704	1,784,301	105,466,362
James S. Riepe	299,456,602	10,585,466	1,864,252	105,466,362

Proposal 2

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	291,887,842	18,480,815	1,537,663	105,466,362

Proposal 3

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Advisory vote to approve frequency of advisory vote on named executive officer compensation	244,582,454	498,252	64,860,819	1,964,795	105,466,362

After considering these results, and consistent with its own recommendation, Genworth’s Board of Directors has determined that Genworth will hold an advisory vote on named executive officer compensation on an annual basis until the next advisory vote on the frequency of the advisory vote on named executive officer compensation.

Proposal 4

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Re-approve material terms of performance goals for qualified performance-based awards under the 2012 Genworth Financial, Inc. Omnibus Incentive Plan	293,714,909	16,154,501	2,036,910	105,466,362

Proposal 5

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2017	406,406,434	5,350,851	5,615,397	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: December 13, 2017	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and
General Counsel